Exhibit 10.22

AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT DCT-021/03

     This Amendment Number 1 to Purchase Agreement DCT-021/03, dated as of November 4, 2003 ("Amendment No. 1"), relates to the Purchase Agreement Number DCT-021/03 between EMBRAER-Empresa Brasileira de Aeronáutica S.A. ("Embraer") and US Airways Group, Inc. ("Buyer") dated May 9th, 2003 (as amended, the "Purchase Agreement"), Buyer and Embraer are collectively referred to herein as the "Parties". Except as otherwise defined herein, all capitalized terms used herein shall have the meanings set forth or referred to in the Purchase Agreement.

     This Amendment No. 1 sets forth the further agreement between Embraer and Buyer relative to, among other things, changes in the EMBRAER 170 Aircraft delivery schedule.

     NOW, THEREFORE, in consideration of the foregoing, Embraer and Buyer do hereby agree as follows:

1.  DELIVERY SCHEDULE CHANGE

     The delivery schedule table on Section 2 of Attachment "E" to the Purchase Agreement is hereby deleted and replaced with the following:

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2.  EFFECT UPON PURCHASE AGREEMENT

     All terms and conditions of the Purchase Agreement that have not been specifically and expressly altered or modified hereunder shall remain in full force and effect. In the event any conflict exists between the terms of the Purchase Agreement and the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall control.

3.  COUNTERPARTS

     This Amendment No. 1 may be executed by the Parties in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.
US AIRWAYS GROUP, INC.	EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.
By: __________________________ Name: Eilif Serck-Hanssen___________ Title: Vice President, Finance and Treasurer	By: ___________________________ Name: ___________________________ Title: ___________________________
By: ___________________________ Name: ___________________________ Title: ___________________________
Witness: _________________________ Name: _________________________	Witness: _________________________ Name: _________________________
Date: _________________________ Place: _________________________	Date: __________________________ Place: __________________________